UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2023

Johnson & Johnson

(Exact name of registrant as specified in its charter)

New Jersey	1-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza , New Brunswick, New Jersey 08933

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code:

732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00	JNJ	New York Stock Exchange
0.650% Notes Due May 2024	JNJ24C	New York Stock Exchange
5.50% Notes Due November 2024	JNJ24BP	New York Stock Exchange
1.150% Notes Due November 2028	JNJ28	New York Stock Exchange
1.650% Notes Due May 2035	JNJ35	New York Stock Exchange

Item 1.01     Entry into a Material Definitive Agreement.

On May 8, 2023, Kenvue Inc., a Delaware corporation (“Kenvue”), completed its previously announced initial public offering (the “IPO”) of 198,734,444 shares of its common stock, par value $0.01 per share (the “Kenvue Common Stock”), including the underwriters’ full exercise of their option to purchase 25,921,884 shares to cover over-allotments, at an initial public offering price of $22.00 per share for net proceeds of $4,241 million. Prior to the IPO, Kenvue was a wholly owned subsidiary of Johnson & Johnson. Pursuant to the Separation Agreement (as defined below), the net proceeds from the IPO will be paid to Johnson & Johnson as partial consideration for the consumer health business that Johnson & Johnson transferred to Kenvue in connection with the IPO (the “Consumer Health Business”). As of the closing of the IPO, Johnson & Johnson owns 1,716,160,000 shares of Kenvue Common Stock, or approximately 89.6% of the total outstanding shares of Kenvue Common Stock, and will continue to consolidate the financial results of Kenvue.

Separation Agreement

In connection with the IPO and as previously contemplated by, and described in, the Registration Statement on Form S-1, as amended (File No. 333-269115), filed by Kenvue with the Securities and Exchange Commission and declared effective on May 3, 2023 (the “Registration Statement”), Johnson & Johnson and Kenvue entered into a separation agreement (the “Separation Agreement”) on May 3, 2023. The Separation Agreement sets forth certain agreements between Johnson & Johnson and Kenvue regarding, among other matters:

☐	the principal corporate actions and internal reorganization pursuant to which Johnson & Johnson transferred the Consumer Health Business to Kenvue;

☐	the allocation of assets and liabilities to Johnson & Johnson and Kenvue;

☐	Johnson & Johnson’s and Kenvue’s respective rights and obligations with respect to the IPO;

☐

certain matters with respect to any subsequent distribution or other disposition by Johnson & Johnson of the shares of Kenvue Common Stock owned by Johnson & Johnson following the IPO (the “Distribution”); and

☐	other agreements governing aspects of Kenvue’s relationship with Johnson & Johnson following the IPO.

For further details regarding the Separation Agreement, see the description set forth in the section entitled “Certain Relationships and Related Person Transactions” in the Registration Statement. The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Related Agreements

In connection with the IPO and as previously contemplated by, and described in, the Registration Statement, Johnson & Johnson and Kenvue, or subsidiaries of each party, also entered into various other material agreements. These agreements were entered into on May 3, 2023, unless otherwise indicated, and consist of the following:

☐

a tax matters agreement, which governs Johnson & Johnson’s and Kenvue’s respective rights, responsibilities and obligations with respect to all tax matters, including tax liabilities, tax attributes, tax contests and tax returns;

☐

an employee matters agreement, which addresses certain employment, compensation and benefits matters, including the allocation and treatment of certain assets and liabilities relating to Kenvue’s employees and compensation and benefit plans and programs in which Kenvue’s employees participate prior to the date of the Distribution, if pursued;

☐

an intellectual property agreement, which governs Johnson & Johnson’s and Kenvue’s respective rights, responsibilities and obligations with respect to intellectual property matters, excluding certain intellectual property matters with respect to trademarks;

☐

a trademark phase-out license agreement, dated as of April 3, 2023, and pursuant to which Johnson & Johnson granted to Kenvue a license to use certain trademarks owned by Johnson & Johnson on a transitional basis following the completion of the IPO; and

☐

a registration rights agreement, pursuant to which Kenvue granted to Johnson & Johnson certain registration rights with respect to the shares of Kenvue Common Stock owned by Johnson & Johnson following the completion of the IPO.

For further details regarding the foregoing agreements, see the descriptions of such agreements set forth in the section entitled “Certain Relationships and Related Person Transactions” in the Registration Statement. The foregoing descriptions of these agreements do not purport to be complete and are qualified in their entirety by reference to the full text of these agreements, which are attached hereto as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description of Exhibit

10.1	Separation Agreement, dated as of May 3, 2023, by and between Johnson & Johnson and Kenvue Inc.

10.2	Tax Matters Agreement, dated as of May 3, 2023, by and between Johnson & Johnson and Kenvue Inc.

10.3	Employee Matters Agreement, dated as of May 3, 2023, by and between Johnson & Johnson and Kenvue Inc.

10.4	Intellectual Property Agreement, dated as of May 3, 2023, by and between Johnson & Johnson and Kenvue Inc.

10.5	Trademark Phase-Out License Agreement, dated as of April 3, 2023, by and between Johnson & Johnson and Johnson & Johnson Consumer Inc.

10.6	Registration Rights Agreement, dated as of May 3, 2023, by and between Johnson & Johnson and Kenvue Inc.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)

Date: May 8, 2023	By:	/s/ Marc Larkins
Marc Larkins Corporate Secretary